Exhibit 99.1

DEL MONTE CORPORATION

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

$1,300,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 7.625% SENIOR NOTES DUE 2019, THE ISSUANCE OF WHICH HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,

FOR ANY AND ALL OF ITS OUTSTANDING 7.625% SENIOR NOTES DUE 2019.

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., EASTERN TIME, ON                      , 2011, UNLESS EXTENDED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”). NOTES TENDERED IN THE EXCHANGE OFFER MAY BE VALIDLY WITHDRAWN PRIOR TO THE EXPIRATION DATE.

Deliver to the Exchange Agent:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By Mail, Hand or Overnight Courier:

The Bank of New York Mellon Trust Company, N.A.
as Exchange Agent
c/o The Bank of New York Mellon Corporation
Corporate Trust Operations - Reorganization Unit
101 Barclay Street, Floor 7 East
New York, NY 10286

Attn: William Buckley

By Facsimile (for Eligible Institutions only): (212) 298-1915 Confirm by Telephone: (212) 815-5788

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The undersigned hereby acknowledges receipt of the prospectus dated                      , 2011 (as the same may be amended or supplemented from time to time, the “Prospectus”) of Del Monte Corporation (“the Issuer”) and this Letter of Transmittal (“Letter of Transmittal”), which describes the offer of the Issuer (the “Exchange Offer”) to exchange all outstanding 7.625% Senior Notes due 2019 (the “Outstanding Notes”), for new 7.625% Senior Notes due 2019 (the “Exchange Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended.

The terms of the Exchange Notes are identical in all material respects to the terms of the Outstanding Notes, except that the transfer restrictions, registration rights and provisions for additional interest relating to the Outstanding Notes do not apply to the Exchange Notes.

This Letter of Transmittal is to be used to accept the Exchange Offer if the Outstanding Notes are (i) to be tendered by effecting a book-entry transfer into the exchange agent’s account at The Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”); (ii) held in certificated form and thus are to be physically delivered to the exchange agent; or (iii) tendered according to the guaranteed delivery procedures set forth in the Prospectus. If you are using this Letter of Transmittal to accept the Exchange Offer, you must complete this Letter of Transmittal in its entirety and then execute and deliver it, with any required signature guarantees and any other required documents, to the exchange agent by the Expiration Date in order to participate in the Exchange Offer. Any holders of Outstanding Notes held in certificated form must also deliver the certificates representing the Outstanding Notes that the holder wishes to tender in the Exchange Offer to the exchange agent by the Expiration Date. Delivery is not complete until the required items are actually received by the exchange agent.

Holders of Outstanding Notes tendering their notes by book-entry transfer to the exchange agent’s account at DTC may execute the tender through ATOP and need not complete, execute or deliver this Letter of Transmittal.

Holders of Outstanding Notes that are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender the Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

To effect a valid tender of Outstanding Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled “Description of Outstanding Notes Tendered” below and sign this Letter of Transmittal where indicated.

The Exchange Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below. Failure to provide the information necessary to effect delivery of the Exchange Notes will render a tender defective and the Issuer will have the right, which it may waive, to reject such tender.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OUTSTANDING NOTES TENDERED

Name(s) And Address(es) of Registered Holder(s) Exactly As Name(s) Appear(s) on Outstanding Notes. (Including Certificate Number(s)*)	Tendered Outstanding Note(s)
	Total Principal Amount Held	Principal Amount Tendered**

*       The certificate number need not be provided by book-entry holders.

**     Unless otherwise indicated, any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes. Outstanding notes may be tendered only in denominations of $2,000 and any integral multiples of $1,000 in excess of $2,000.

METHOD OF DELIVERY

CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.  ☐

CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):  ☐

Name of Tendering Institution:

Account Number:

Transaction Code Number:

CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY:  ☐

Name of Registered Holder:

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

If Guaranteed Delivery is to be made by Book-Entry Transfer: Name of Tendering Institution:

Account Number:

Transaction Code Number:

CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO:  ☐

Name:

Address:

SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, as set forth in the Prospectus and this Letter of Transmittal (the “Terms and Conditions”), the undersigned hereby tenders to the Issuer the principal amount or amounts of Outstanding Notes indicated in the table above entitled “Description of Outstanding Notes Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Outstanding Notes indicated in such table).

The undersigned understands that the tenders made hereby will remain in full force and effect unless and until such tenders are validly withdrawn and revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that the tenders of Outstanding Notes may not be validly withdrawn or revoked after 11:59 p.m., Eastern Time, on                     , 2011, unless extended.

If the undersigned is not the registered holder of the Outstanding Notes indicated in the table above entitled “Description of Outstanding Notes Tendered,” then the undersigned has obtained a properly completed irrevocable proxy and, if applicable, bond power that authorize the undersigned to execute and deliver this Letter of Transmittal and tender such Outstanding Notes, if applicable, on behalf of the registered holder thereof. The undersigned understands that any such proxy and bond power, if applicable, must be delivered with this Letter of Transmittal. For purposes of this Letter of Transmittal, “registered holder” means an owner of record of Outstanding Notes, as well as any DTC participant whose name appears on a security position listing as the holder of Outstanding Notes.

The undersigned understands that the Issuer’s obligation to consummate the Exchange Offer is conditioned on, among other things, the effectiveness of the registration statement of which the Prospectus forms a part. The Issuer reserves the right to amend, modify or waive, at any time, the Terms and Conditions of the Exchange Offer, subject to applicable law.

By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned represents that Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes, that the undersigned is not an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act and that if the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned understands that all resales of the Exchange Notes must be made in compliance with applicable state securities or Blue Sky laws. If a resale does not qualify for an exemption from these laws, the undersigned acknowledges that it may be necessary to register or qualify the Exchange Notes in a particular state or to make the resale through a licensed broker-dealer in order to comply with these laws. The undersigned further understands that the Issuer assumes no responsibility regarding compliance with state securities or Blue Sky laws in connection with resales.

Any holder of Outstanding Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

The undersigned understands that, subject to the Terms and Conditions, Outstanding Notes properly tendered and accepted and not validly withdrawn will be exchanged for Exchange Notes. The undersigned understands that, under certain circumstances, the Issuer may not be required to accept any of the Outstanding Notes tendered (including any such Outstanding Notes tendered after the Expiration Date). If any Outstanding Notes are not accepted for exchange for any reason or if Outstanding Notes are withdrawn, unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, such unexchanged or withdrawn Outstanding Notes will be returned to the registered holder at the Issuer’s expense promptly after the expiration or termination of the Exchange Offer. Any withdrawn or unaccepted Outstanding Notes will be credited to the tendering holder’s account at DTC, or, if such Outstanding Notes are held in physical form, will be returned to the tendering holder.

Subject to and effective upon the acceptance for exchange of Outstanding Notes and the issuance of Exchange Notes in exchange for Outstanding Notes tendered, the undersigned hereby:

(1)	irrevocably exchanges, assigns and transfers to or upon the Issuer’s order, all right, title and interest in and to all the Outstanding Notes tendered thereby;

(2)	irrevocably appoints the exchange agent as its true and lawful agent and attorney-in-fact (with full knowledge that the exchange agent also acts as the Issuer’s agent with respect to the tendered Outstanding Notes, with full power coupled with an interest) to:

a.	deliver certificates representing the Outstanding Notes, or transfer ownership of the Outstanding Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the Issuer’s order; and

b.	receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the Terms and Conditions.

The undersigned understands that tenders of Outstanding Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal, if and when accepted by the Issuer, will constitute a binding agreement between the undersigned and the Issuer upon the Terms and Conditions.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned hereby represents, warrants and agrees as follows:

(1)	the undersigned is the beneficial owner (as defined below) of, or a duly authorized representative of one or more such beneficial owners of, the Outstanding Notes tendered hereby and has full power and authority (i) to tender the Outstanding Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such Outstanding Notes, and (ii) to execute this Letter of Transmittal and make the representations, warranties and agreements made hereby;

(2)	the Outstanding Notes being tendered hereby are owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such Outstanding Notes by the Issuer, the Issuer will acquire good, indefeasible and unencumbered title to such Outstanding Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by the Issuer;

(3)	the undersigned will not sell, pledge, hypothecate or otherwise encumber or transfer any Outstanding Notes tendered hereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

(4)	the undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby;

(5)	the undersigned acknowledges that none of the Issuer or the exchange agent or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to the Issuer or the offer or sale of any Exchange Notes, other than the information included in the Prospectus (as amended or supplemented to the Expiration Date);

(6)	the undersigned has received the Prospectus; and

(7)	the Terms and Conditions of the Exchange Offer shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.

The representations, warranties and agreements of a holder tendering Outstanding Notes shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the Settlement Date. For purposes of this Letter of Transmittal, the “beneficial owner” of any Outstanding Notes shall mean any holder that exercises sole investment discretion with respect to such Outstanding Notes.

For purposes of the Exchange Offer, the undersigned understands that the Issuer will be deemed to have accepted for exchange validly tendered and not validly withdrawn Outstanding Notes, or defectively tendered Outstanding Notes with respect to which the Issuer has waived such defect, if, as and when the Issuer gives oral (promptly confirmed in writing) or written notice thereof to the exchange agent. Neither the Issuer nor the exchange agent is under any obligation to notify any tendering holder of the Issuer’s acceptance of tendered Outstanding Notes prior to the expiration of the Exchange Offer.

The undersigned understands that the delivery and surrender of the Outstanding Notes is not effective, and the risk of loss of the Outstanding Notes does not pass to the exchange agent, until receipt by the exchange agent of (1) timely confirmation of a book-entry transfer of such Outstanding Notes into the exchange agent’s applicable account at DTC pursuant to the procedures set forth in the Prospectus or, if the Outstanding Notes are held in physical form, the delivery of the certificates representing the Outstanding Notes to the exchange agent at the address provided in this Letter of Transmittal, (2) a properly completed and duly executed letter of transmittal or a properly transmitted agent’s message through ATOP and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Issuer.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Outstanding Notes will be determined by the Issuer, in its sole discretion, which determination shall be final and binding.

SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above.

Issue:	☐ Outstanding Notes not tendered to:
☐ Exchange Notes to:

Name:
(PLEASE PRINT OR TYPE)

Address:
(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
(Please also complete Substitute Form W-9)

Credit unexchanged Outstanding Notes delivered by book-entry transfer or Exchange Notes to the DTC account number set forth below:

Account number:

SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 2, 4 AND 5)

To be completed ONLY (i) if certificates for Outstanding Notes not accepted for exchange are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown in “Description of Outstanding Notes Tendered;” or (ii) if Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail or deliver:

☐ Outstanding Notes not tendered to:
☐ Exchange Notes to:

Name:
(PLEASE PRINT OR TYPE)

Address:
(INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT OUTSTANDING NOTES

ARE BEING PHYSICALLY TENDERED HEREBY

(COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of Outstanding Notes indicated in the table above entitled “Description of Outstanding Notes Tendered.”

SIGNATURE(S) REQUIRED

Signature(s) of Registered Holder(s) of Outstanding Notes

X

X

Dated:

(The above lines must be signed by the registered holder(s) of Outstanding Notes as the name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Outstanding Notes to which this Letter of Transmittal relates are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name:
(PLEASE PRINT OR TYPE)

Capacity:

Address:
(INCLUDE ZIP CODE)

Area Code and Telephone Number:

SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 4.
Signature(s) guaranteed by an eligible institution:

Dated:

Name:
(PLEASE PRINT OR TYPE)

Title:

Name of Firm:

Address:
(INCLUDE ZIP CODE)

Area Code and Telephone Number:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by holders if (i) certificates are to be delivered herewith; (ii) tenders of Outstanding Notes are to be made by book-entry transfer to the exchange agent’s account at DTC and instructions are not being transmitted through ATOP; or (iii) tendered according to the guaranteed delivery procedures set forth in the Prospectus.

Certificates for all physically tendered Outstanding Notes or a confirmation of a book-entry transfer into the exchange agent’s account at DTC of all Outstanding Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted “agent’s message” through ATOP, as described in the Prospectus, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein by the Expiration Date. Holders of Outstanding Notes that are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender the Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

None of the Issuer or the exchange agent is under any obligation to notify any tendering holder of the Issuer’s acceptance of tendered Outstanding Notes prior to the expiration of the Exchange Offer.

2. Delivery of Exchange Notes. Exchange Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of the Outstanding Notes Tendered.” Failure to do so will render a tender of Outstanding Notes defective and the Issuer will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Exchange Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

3. Amount of Tenders. Outstanding Notes may only be tendered in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

4. Signatures on Letter of Transmittal, Instruments of Transfer, Guarantee of Signatures. For purposes of this Letter of Transmittal, the term “registered holder” means an owner of record of Outstanding Notes as well as any DTC participant whose name appears on a security position listing as the holder of Outstanding Notes. If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or the name on the applicable security position listing without any change whatsoever. If this Letter of Transmittal is signed by a person other than the registered holder of the Outstanding Notes tendered hereby, the Letter of Transmittal must be accompanied by an appropriate proxy and, if applicable, bond power, signed exactly in the name of the registered holder, authorizing the signer to execute and deliver the Letter of Transmittal and, if applicable, the certificates representing the Outstanding Notes tendered hereby on behalf of the registered holder.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”). Signatures on this Letter of Transmittal need not be guaranteed if:

•

this Letter of Transmittal is signed by a registered holder of Outstanding Notes who has not completed either of the boxes entitled “Special Issuance and Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

•	the Outstanding Notes are tendered for the account of an eligible institution (as defined below).

For purposes of this Letter of Transmittal, “eligible institution” shall mean any member firm of a registered national securities exchange, a member of FINRA or a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

If any of the Outstanding Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

The Issuer will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your Outstanding Notes for exchange.

If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal.

Beneficial owners whose tendered Outstanding Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such beneficial owners desire to tender such Outstanding Notes.

5. Special Issuance and Special Delivery Instructions. All Outstanding Notes tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at DTC for which Outstanding Notes were delivered, unless specified otherwise in the special delivery instructions.

6. Transfer Taxes. Holders who tender their Outstanding Notes for Exchange Notes will not be obligated to pay any transfer taxes in connection with that tender or exchange. If however, holders instruct the Issuer to register Exchange Notes in the name of, or request that Outstanding Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes, whether imposed on the registered holders or any other persons, will be payable by the tendering holder.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Outstanding Notes tendered by such holder.

7. U.S. Federal Backup Withholding. Under U.S. federal income tax laws, cash payments made pursuant to the Exchange Offer may be subject to backup withholding at the rate of 28%. In order to avoid such backup withholding, each tendering holder and each other Payee (a “Payee”) should complete and sign the Substitute Form W-9 and either (a) provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct, that the Payee is a U.S. person, and that (1) the Payee has not been notified by the U.S. Internal Revenue Service (the “IRS”) that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the IRS has notified the Payee that the Payee is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the Payee has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Payee should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, 28% of cash payments made to the Payee will be retained during the 60-day period following the date of the Substitute Form W-9. If the Payee furnishes his, her or its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained will be remitted to the Payee and no further amounts will generally be retained or withheld from cash payments made to the Payee thereafter. If, however, the Payee has not provided the exchange agent his, her or its TIN within such 60-day period, such previously retained amounts will generally be remitted to the IRS as backup withholding. In general, if a Payee is an individual, the TIN is the social security number of such individual. If the exchange agent is not provided with the correct TIN, the Payee may be subject to a $50 penalty imposed by the IRS.

Failure to complete the Substitute Form W-9 will not, by itself, cause Outstanding Notes to be deemed invalidly tendered, but may require backup withholding of 28% of the amount of any cash payments made pursuant to the Exchange Offer. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Certain Payees are not subject to these backup withholding and reporting requirements. Generally, in order for a Payee that is not a U.S. person (e.g., a non-U.S. holder) to qualify as an exempt recipient, such Payee must submit a statement (as appropriate, on IRS Form W-8BEN, W-8ECI, W-8EXP or W-RIMY), signed under penalties of perjury, attesting to that individual’s foreign status. Such statements can be obtained from the exchange agent.

The Issuer reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.

See the attached “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more information.

8. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding absent a finding to the contrary by a court of competent jurisdiction. The Issuer reserves the absolute right to reject any and all tenders of Outstanding Notes not in proper form or any Outstanding Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. The Issuer also reserves the absolute right to waive any defect or irregularity in tenders of Outstanding Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. A waiver of any defect or irregularity with respect to the tender of one Outstanding Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Outstanding Note. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Issuer shall determine. None of the Issuer, the Exchange Agent or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the exchange agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the holders, unless otherwise provided in this Letter of Transmittal, promptly after the expiration or termination of the Exchange Offer.

9. Waiver of Conditions. The Issuer reserves the absolute right to waive any conditions to the Exchange Offer. If the Issuer waives any conditions to the Exchange Offer, the Issuer will promptly disclose such waiver in a manner reasonably calculated to inform the holders of Outstanding Notes of such waiver.

10. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated herein.

Questions regarding tender procedures, the terms of the Exchange Offer and requests for additional copies of the prospectus, the letter of transmittal or any of the other accompanying documents, should be directed to the exchange agent at the address and telephone number set forth below.

The Exchange Agent for the Exchange Offer:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By Mail, Hand or Overnight Courier:

The Bank of New York Mellon Trust Company, N.A.

as Exchange Agent

c/o The Bank of New York Mellon Corporation

Corporate Trust Operations - Reorganization Unit

101 Barclay Street, Floor 7 East

New York, NY 10286

Attn: William Buckley

By Facsimile (for Eligible Institutions only): (212) 298-1915 Confirm by Telephone: (212) 815-5788

NAME:

BUSINESS NAME (if different from above):

ADDRESS:

Please check appropriate category: ☐ Individual/Sole Proprietor, ☐ Corporation, ☐ Partnership, ☐ LLC, ☐ Other. Enter the Tax Classification (D: disregarded entity; C: corporation; P: partnership):

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (TIN) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service

Part 2 — Exempt Payee

Please mark the box at right if you are exempt from backup withholding. See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” to determine if you are exempt.

		Exempt from backup withholding	☐

Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 3 — Certification

Under penalty of perjury I certify that:

(1) The number shown on this form is my current taxpayer identification number (or, as indicated in part 4, I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

		Part 4 — Awaiting TIN	☐

	SIGNATURE	DATE

NAME

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9

PAYER’S NAME:

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE FROM ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help you determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)(5)

For this type of account:	Give the EMPLOYER IDENTIFICATION number of —

6. Disregarded entity not owned by an individual	The owner(5)
7. A valid trust, estate, or pension trust	The legal entity(4)
8. Corporation or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

(2)	The minor’s name and furnish the minor’s Social Security number.

(3) You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or Employer Identification number (if you have one). Do not enter the disregarded entity’s Employer Identification Number.

(4) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

(5) Caution: A disregarded domestic entity that has a non-U.S. owner must use the appropriate Form W-8. A disregarded foreign entity that has a U.S. owner must use the Substitute Form W-9.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9 (continued)

Obtaining a Taxpayer Identification Number

If you do not have a Taxpayer Identification Number, you should apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration Office or on-line at http://www.ssa.gov. You may also obtain this form by calling 1-800-772-1213. Use Form W-7, Application for an IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS Web Site at http://www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can obtain Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at http://www.irs.gov.

Payees Exempt from Backup Withholding

If you are an exempt payee, enter your name and check the appropriate box for your status, then check the “Exempt payee” box in Part 4, sign and date the form.

Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement account, or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A trust exempt from tax under Section 664 of the Code or described in Section 4947 of the Code.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or custodian.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a) of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an employee stock option plan.

•	Payments of patronage dividends where the amount received is not paid in money.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. IF YOU ARE AN EXEMPT PAYEE, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM, CHECK THE BOX IN PART 4 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER THE APPROPRIATE IRS FORM W-8.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice. — Section 6109 of the Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.